UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

Swift Transportation Company

(Exact name of registrant as specified in its charter)

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona	85043
(Address of principal executive offices)	(Zip Code)

(602) 269-9700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION	PAGE

ITEM 5.07 Submission of Matters to a Vote of Security Holders	1

Signatures	3

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 24, 2017, Swift Transportation Company (the “Company”) held its Annual Meeting of Stockholders at 9:00 a.m. local time at the Company’s headquarters, 2200 South 75th Avenue, Phoenix, Arizona 85043. The following matters were voted upon at the meeting:

Proposal No. 1

The Company’s stockholders elected six individuals to the Company’s Board of Directors.

Name	Votes For	Votes Withheld	Broker Non-votes
Richard H. Dozer	143,138,006	19,945,057	10,541,840
Glenn Brown	143,120,678	19,962,385	10,541,840
José A. Cárdenas	144,347,716	18,735,347	10,541,840
Jerry Moyes	144,477,778	18,605,285	10,541,840
William F. Riley, III	144,603,946	18,479,117	10,541,840
David Vander Ploeg	144,344,820	18,738,243	10,541,840

Proposal No. 2

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-votes
161,011,716	1,727,063	344,284	10,541,840

Proposal No. 3

The Company’s stockholders indicated a preference for holding future executive compensation advisory votes every year by votes set forth in the table below.

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
160,273,539	43,768	2,477,222	288,534	10,541,840

Based on the above results, the Company has determined to continue to hold an advisory vote on executive compensation every year.

Proposal No. 4

The Company’s stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year 2017.

Votes For	Votes Against	Abstentions	Broker Non-votes
173,033,375	311,145	280,383	—

Proposal No. 5

The Company’s stockholders voted against the stockholder proposal to develop a recapitalization plan by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-votes
57,116,088	105,161,098	805,877	10,541,840

Proposal No. 6

The Company’s stockholders voted against the stockholder proposal to adopt proxy access by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-votes
48,888,511	113,721,705	472,847	10,541,840

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Company
(Registrant)

Date: May 24, 2017	/s/ Mickey R. Dragash
Mickey R. Dragash
Executive Vice President, General Counsel and Corporate Secretary

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